Exhibit 10.1

AMENDMENT, RESTATEMENT AND SYNDICATION AGREEMENT

dated as of June 16, 2011

among

GENPACT INTERNATIONAL, INC.,

HEADSTRONG CORPORATION

(as successor in interest to Hawk International Corporation),

each as a Borrower,

GENPACT LIMITED,

as Holdings,

BANK OF AMERICA, N.A.,

as Administrative Agent,

BANK OF AMERICA, N.A.,

as Swing Line Lender and

L/C Issuer,

the Existing Lenders and New Lenders party hereto

and

BANK OF AMERICA, N.A.,

BNP PARIBAS HONG KONG BRANCH,

CITIGROUP GLOBAL MARKETS ASIA LIMITED,

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

DBS BANK LTD., LOS ANGELES AGENCY,

JPMORGAN CHASE BANK, N.A., HONG KONG BRANCH,

NATIXIS, HONG KONG BRANCH,

STANDARD CHARTERED BANK,

STATE BANK OF INDIA,

SUMITOMO MITSUI BANKING CORPORATION, SINGAPORE BRANCH,

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

UBS AG HONG KONG BRANCH and

CHINATRUST COMMERCIAL BANK,

as Mandated Lead Arrangers and Bookrunners

RELATING TO A CREDIT AGREEMENT

DATED as of May 3, 2011

CONTENTS

Clause	Page

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AMENDMENT, RESTATEMENT AND SYNDICATION AGREEMENT (the “Agreement”) dated as of June 16, 2011, among GENPACT INTERNATIONAL, INC., a Delaware corporation (“GII”), HEADSTRONG CORPORATION (as successor in interest to Hawk International Corporation), a Delaware corporation (“Headstrong” and with GII, the “Borrowers” and each a “Borrower”), GENPACT LIMITED, an exempted limited liability company organized under the laws of Bermuda (“Holdings”), the Existing Lenders (as defined below) and the New Lenders (as defined below), BANK OF AMERICA, N.A., as Swing Line Lender and L/C Issuer, BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent, the Mandated Lead Arrangers (as defined below) and the Bookrunners (as defined below).

WHEREAS, reference is made to that certain Credit Agreement, dated as of May 3, 2011 (the “Original Credit Agreement”), among (among others) Holdings, GII, Hawk International Corporation (succeeded by merger on the Closing Date by Headstrong), the Lenders from time to time party thereto, Bank of America, N.A., as Swing Line Lender and L/C Issuer and Bank of America, N.A., as Administrative Agent and Collateral Agent; and

WHEREAS, the parties to the Original Credit Agreement desire to amend and restate the Original Credit Agreement for the purpose of (1) adding one or more additional Mandated Lead Arrangers and Bookrunners, (2) amending the schedule of Lenders and their respective Revolving Credit Commitments and outstanding Loans and (3) Such other changes (including allowing GII to request Letters of Credit) as are set forth in the Credit Agreement attached hereto;

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.01. Definitions. In this Agreement:

“Assigned Interest” shall have the meaning assigned to such term in Section 4.01.

“Bookrunners” means, collectively, Bank of America, N.A., BNP Paribas Hong Kong Branch, Citigroup Global Markets Asia Limited, Crédit Agricole Corporate and Investment Bank, DBS Bank Ltd., Los Angeles Agency, JPMorgan Chase Bank, N.A., Hong Kong Branch, NATIXIS, Hong Kong Branch, Standard Chartered Bank, State Bank of India, Sumitomo Mitsui Banking Corporation, Singapore Branch, The Bank of Tokyo-Mitsubishi UFJ, Ltd., UBS AG Hong Kong Branch and Chinatrust Commercial Bank in their capacities as bookrunners for the Facilities (other than the Incremental Term Facilities).

“Credit Agreement” means the Original Credit Agreement, as amended and restated in the manner attached hereto as Annex 1.

“Existing Lender” means each financial institution party to the Original Credit Agreement as a Lender on the date of this Agreement.

“Mandated Lead Arrangers” means, collectively, Bank of America, N.A., BNP Paribas Hong Kong Branch, Citigroup Global Markets Asia Limited, Crédit Agricole Corporate and Investment Bank, DBS Bank Ltd., Los Angeles Agency, JPMorgan Chase Bank, N.A., Hong Kong Branch, NATIXIS, Hong Kong Branch, Standard Chartered Bank, State Bank of India, Sumitomo Mitsui Banking Corporation, Singapore Branch, The Bank of Tokyo-Mitsubishi UFJ, Ltd., UBS AG Hong Kong Branch and Chinatrust Commercial Bank in their capacities as mandated lead arrangers for the Facilities (other than the Incremental Term Facilities).

“New Lender” means each financial institution listed on Schedule 2.01 to the Credit Agreement other than an Existing Lender.

“Original Credit Agreement” shall have the meaning given in the first recital hereto.

“Syndication Date” means June 22, 2011.

Section 1.02. Incorporation of Defined Terms.

(a) Unless a contrary indication appears, a term defined in the Original Credit Agreement has the same meaning in this Agreement.

(b) The principles of construction set out in the Original Credit Agreement shall have effect as if set out in this Agreement.

Section 1.03. Section. In this Agreement any reference to a “Section” or a “Schedule” is, unless the context otherwise requires, a reference to a Section or a Schedule to this Agreement.

Section 1.04. Designation. Each of parties hereto designates this Agreement as a Loan Document.

ARTICLE II

EFFECTIVENESS

Other than Articles I, II, VI and Article VIII, this Agreement shall be effective on the Syndication Date. Articles I, II VI and VIII are effective on the date of this Agreement.

ARTICLE III

AMENDMENT AND RESTATEMENT

With effect from the Syndication Date, the Original Credit Agreement shall be amended and restated in its entirety so that it shall be read and construed for all purposes as set out in Annex 1 hereto.

ARTICLE IV

ASSIGNMENT

Section 4.01. Assignment. On the Syndication Date (whether or not a Default or Event of Default is continuing) each Existing Lender shall assign all or part of its Revolving Credit Commitments, outstanding Loans and related rights and obligations under the Loan Documents (an “Assigned Interest”) to a New Lender, so that (prior to giving effect to any Credit Extension (if any) to be made on the Syndication Date):

(a) each New Lender will become a Lender under the Credit Agreement with:

(i) a Term Loan and/or a Revolving Credit Commitment as set out in the relevant column opposite its name in Schedule 2.01 of the Credit Agreement;

(ii) a Revolving Credit Loan in an amount equal to the aggregate Revolving Credit Loans outstanding immediately prior to the Syndication Date multiplied by the fraction borne by such New Lender’s Revolving Credit Commitment (as set forth in Schedule 2.01 of the Credit Agreement) to the aggregate Revolving Credit Commitments of the Lenders;

(iii) a participation in each Letter of Credit in an amount equal to such New Lender’s Applicable Revolving Credit Percentage times the amount of such Letter of Credit from time to time (without prejudice to the provisions of Section 3.07(a)(ii) of the Credit Agreement), such participation being a risk participation (or, to the extent that the Existing Lenders’ participation in such Letter of Credit constitutes a funded participation, a funded participation); and

(iv) a participation in each Swing Line Loan in an amount equal to such New Lender’s Applicable Revolving Credit Percentage times the amount of such Swing Line Loan from time to time (without prejudice to the provisions of Section 3.07(a)(ii) of the Credit Agreement), such participation being a risk participation (or, to the extent that the Existing Lenders’ participation in such Swing Line Loan constitutes a funded participation, a funded participation);

(b) each Existing Lender’s Revolving Credit Commitment, Term Loan and/or Revolving Credit Loan(s) shall be reduced such that:

(i) such Existing Lender’s Term Loan and/or Revolving Credit Commitment shall be equal to the respective amount set out in the relevant column opposite its name in Schedule 2.01 to the Credit Agreement;

(ii) such Existing Lender shall hold a Revolving Credit Loan in an amount equal to the aggregate Revolving Credit Loans outstanding immediately prior to the Syndication Date multiplied by the fraction borne by such Existing Lender’s Revolving Credit Commitment (as set forth in Schedule 2.01 of the Credit Agreement) to the aggregate Revolving Credit Commitments of the Lenders;

(iii) such Existing Lender shall hold a participation in each Letter of Credit in an amount equal to such Existing Lender’s Applicable Revolving Credit Percentage times the amount of such Letter of Credit from time to time (without prejudice to the provisions of Section 3.07(a)(ii) of the Credit Agreement), such participation being a risk participation (or, to the extent that such Existing Lender’s participation in such Letter of Credit immediately prior to the Syndication Date constitutes a funded participation, a funded participation); and

(iv) a participation in each Swing Line Loan in an amount equal to such Existing Lender’s Applicable Revolving Credit Percentage times the amount of such Swing Line Loan from time to time (without prejudice to the provisions of Section 3.07(a)(ii) of the Credit Agreement), such participation being a risk participation (or, to the extent that such Existing Lender’s participation in such Swing Line Loan immediately prior to the Syndication Date constitutes a funded participation, a funded participation), it being acknowledged that (A) all of the Term Loans of the Existing Lenders and the New Lenders shall (as at the Syndication Date) constitute a single Term Borrowing and (B) all of the Revolving Credit Loans of the Existing Lenders and the New Lenders shall (as at the Syndication Date) constitute a single Revolving Credit Borrowing.

Section 4.02. Procedure for Assignment. The assignment set out in Section 4.01 shall take effect on the Syndication Date so that:

(a) on the Syndication Date, each New Lender shall pay to the Existing Lenders (free from any withholding, deduction, set-off or counterclaim) an aggregate amount (in US Dollars) equal to the sum of (i) the amount of the Term Loan of such New Lender (as determined in accordance with Section 4.01(a)(i)), (ii) the amount of the Revolving Credit Loan of such New Lender (as determined in accordance with Section 4.01(a)(ii)) and (iii) the amount of any funded participation of such New Lender in any Letter of Credit and/or any Swing Line Loan (as determined in accordance with Sections 4.01(a)(iii) and (iv)), and such payment shall be allocated among the Existing Lenders pro rata according to the sum of their respective Term Loan, Revolving Credit Loan(s) and participation(s) in Letter(s) of Credit and/or Swing Line Loan(s) immediately prior to the Syndication Date; and

(b) upon such payment referred to in sub-clause (a):

(i) to the extent that in Section 4.01 each Existing Lender seeks to assign its rights and obligations under the Loan Documents, each of the Loan Parties and each Existing Lender shall be released from further obligations towards one another under the Loan Documents and their respective rights against one another under the Loan Documents shall be cancelled (being the “Discharged Rights and Obligations”);

(ii) each of the Loan Parties and each New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Loan Party and the relevant New Lender have assumed and/or acquired the same in place of that Loan Party and such Existing Lender;

(iii) the Agents, the Mandated Lead Arrangers, the Bookrunners, each New Lender and the other Lenders shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had such New Lender been an Existing Lender with the rights and/or obligations acquired or assumed by it as a result of such assignment and to that extent the Agents, the Mandated Lead Arrangers, the Bookrunners and the relevant Existing Lenders shall each be released from further obligations to each other under the Loan Documents;

(iv) each New Lender shall become a Party as a “Lender”; and

(v) the L/C Issuer, the Swingline Lender and each New Lender shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had such New Lender been an Existing Lender with the rights and/or obligations acquired or assumed by it as a result of such assignment and to that extent the L/C Issuer, the Swingline Lender and the relevant Existing Lenders shall each be released from further obligations to each other under the Loan Documents.

Section 4.03. Amounts Due on or Before the Syndication Date. Any amounts payable to any or all of the Existing Lenders by the Loan Parties pursuant to any Loan Document on or before the Syndication Date (including, without limitation, all interest and fees payable on the Syndication Date) in respect of any period ending on or prior to the Syndication Date shall be for the account of such Existing Lenders and none of the New Lenders shall have any interest in, or any rights in respect of, any such amount.

Section 4.04. Limitation of Responsibility of Existing Lenders.

(a) Each New Lender confirms to each Existing Lender that it:

(i) has received a copy of the Credit Agreement together with such other information as it has required in connection with this transaction;

(ii) has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Loan Party and its related entities in connection with its participation in this Agreement, the Credit Agreement and/or the other Loan Documents and has not relied exclusively on any information provided to it by any Existing Lender in connection with any Loan Document; and

(iii) will continue to make its own independent appraisal of the creditworthiness of each Loan Party and its related entities while any amount is or may be outstanding under the Loan Documents or any Commitment is in force.

(b) Unless expressly agreed to the contrary, the Existing Lenders make no representation or warranty and assume no responsibility to the New Lenders for:

(i) the legality, validity, effectiveness, adequacy or enforceability of the Loan Documents or any other documents;

(ii) the financial condition of any Loan Party;

(iii) the performance and observance by any Loan Party of its obligations under the Loan Documents or any other documents; or

(iv) the accuracy of any statements (whether written or oral) made in or in connection with the Loan Documents or any other document,

and any representations or warranties implied by law are excluded.

(c) Nothing in any Loan Document obliges any Existing Lender to:

(i) accept a re-assignment from any New Lender of any of the rights and obligations assigned under this Agreement; or

(ii) support any losses directly or indirectly incurred by a New Lender by reason of the non-performance by any Loan Party of its obligations under the Loan Documents or otherwise.

Section 4.05. Administrative Details. Each New Lender confirms that it has delivered to the Administrative Agent an Administrative Questionnaire in the form required by the Administrative Agent and such forms or other documentation required pursuant to Section 3.01(e) of the Credit Agreement.

Section 4.06. Lenders’ Participations.

(a) Each New Lender shall make the payments set forth in Section 4.02(a) by the Syndication Date through its Lending Office to the Administrative Agent, for distribution by the Administrative Agent to the Existing Lenders in the manner set forth in Section 4.02(a).

(b) Each New Lender required to make a payment under this Agreement shall make the same available to the Administrative Agent for value on the due date at the time and in such funds specified by the Administrative Agent. Payment shall be made to such account with such bank as the Administrative Agent specifies.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.01. Loan Parties. Each of Holdings and each Borrower represents and warrants to each of the Finance Parties that:

(a) The representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date of this Agreement and as of the Syndication Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(b) As of the date of this Agreement and as of the Syndication Date, no Event of Default or Default has occurred and is continuing.

Section 5.02. Existing Lenders. Each Existing Lender (a) represents and warrants to the New Lenders that (i) it is the legal and beneficial owner of the relevant Assigned Interest expressed to be assigned by it, (ii) such Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Holdings, any Borrower or any of their respective Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Holdings, any Borrower or any of their respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

Section 5.03. New Lenders. Each New Lender (a) represents and warrants to the Existing Lenders, the Administrative Agent and the Collateral Agent that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an Eligible Assignee, (iii) from and after the Syndication Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the relevant Assigned Interest assigned to it, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been given the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and to purchase such Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender or Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to purchase such Assigned Interest, and (vii) if it is a Foreign Lender, it has delivered, or will, within the period required under the Credit Agreement, deliver to the Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such New Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any Existing Lender or any other Lender or Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

ARTICLE VI

FEES, COSTS AND EXPENSES

Section 11.04(a) of the Credit Agreement shall apply mutatis mutandis to this Agreement.

ARTICLE VII

CONSENTS AND WAIVERS

Section 7.01. Consents. Each of the Loan Parties, the L/C Issuer, the Swingline Lender and the Administrative Agent:

(a) consent to the New Lenders becoming Lenders; and

(b) waive the requirements of Sections 11.06(b)(i), (ii) and (iv) of the Credit Agreement for the purposes of this Agreement and for the assignments effected pursuant to this Agreement.

Section 7.02. Administrative Agent’s Waiver. The Administrative Agent waives the requirement for the payment of the processing and recordation fee referred to in Section 11.06(b)(iv) of the Credit Agreement in respect of the assignments effected pursuant to this Agreement.

ARTICLE VIII

MISCELLANEOUS

Section 8.01. Incorporation of Terms. The provisions of Sections 11.02, 11.03, 11.12, 11.14, 11.15 and 11.16 of the Credit Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to “this Agreement” or the Loan Documents or any of them are references to this Agreement and as if references in those clauses to any “Lender” include the New Lenders.

Section 8.02. Headings. The various headings in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement.

Section 8.03. Execution in Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Receipt by the Administrative Agent of a counterpart signature page hereto by facsimile or e-mail shall be effective as receipt of a manually-signed original counterpart hereof.

Section 8.04. Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Remainder of page left blank intentionally; signature pages follow.]

GENPACT INTERNATIONAL, INC.

By:	/s/ Heather White
Name:	Heather White
Title:	Authorized Representative

HEADSTRONG CORPORATION

By:	/s/ Heather White
Name:	Heather White
Title:	Authorized Representative

GENPACT LIMITED

By:	/s/ Heather White
Name:	Heather White
Title:	Authorized Representative

Amendment, Restatement and

Syndication Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Susana Yen
Name:	Susana Yen
Title:	SVP

Amendment, Restatement and

Syndication Agreement

BANK OF AMERICA, N.A., as Collateral Agent

By:	/s/ Susana Yen
Name:	Susana Yen
Title:	SVP

Amendment, Restatement and

Syndication Agreement

BANK OF AMERICA, N.A., as L/C Issuer

By:	/s/ Asish Sharma
Name:	Ashish Sharma
Title:	Director

Amendment, Restatement and

Syndication Agreement

BANK OF AMERICA, N.A., as Swing Line Lender

By:	/s/ Asish Sharma
Name:	Ashish Sharma
Title:	Director

Amendment, Restatement and

Syndication Agreement

BANK OF AMERICA, N.A., as Mandated Lead Arranger and Bookrunner

By:
Name:
Title:

Amendment, Restatement and

Syndication Agreement

BNP PARIBAS HONG KONG BRANCH, as Mandated Lead Arranger and Bookrunner

By:	/s/ Martin McGovern
Name:	Martin McGovern
Title:	Head of Acquisition & Leveraged Finance, Asia Pacific

By:	/s/ Didier Leblanc
Name:	Didier Leblanc
Title:	Head of Loan Syndication, Asia Pacific

Amendment, Restatement and

Syndication Agreement

CITIGROUP GLOBAL MARKETS ASIA LIMITED, as Mandated Lead Arranger and Bookrunner

By:	/s/ Vincent Yeung
Name:	Vincent Yeung
Title:	Director

Amendment, Restatement and

Syndication Agreement

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Mandated Lead Arranger and Bookrunner

By:	/s/ Antoine Nguyen
Name:	Antoine Nguyen
Title:	Director

By:	/s/ Jean-Pierre Raynaud
Name:	Jean-Pierre Raynaud
Title:	Senior Country Officer

Amendment, Restatement and

Syndication Agreement

DBS BANK LTD., LOS ANGELES AGENCY as Mandated Lead Arranger and Bookrunner

By:	/s/ James McWalters
Name:	James McWalters
Title:	General Manager

Amendment, Restatement and

Syndication Agreement

JPMORGAN CHASE BANK, N.A., HONG KONG BRANCH, as Mandated Lead Arranger and Bookrunner

By:	/s/ Sonia Li
Name:	Sonia Li
Title:	Managing Director

Amendment, Restatement and

Syndication Agreement

NATIXIS, HONG KONG BRANCH, as Mandated Lead Arranger and Bookrunner

By:	/s/ Eva Fung
Name:	Eva Fung
Title:	Acquisition & Strategic Finance

By:	/s/ Nicolas Farman
Name:	Nicolas Farman
Title:	Acquisition & Strategic Finance

Amendment, Restatement and

Syndication Agreement

STANDARD CHARTERED BANK, as Mandated Lead Arranger and Bookrunner

By:	/s/ Anuj Mathur
Name:	Anuj Mathur
Title:	Director, OCC

Amendment, Restatement and

Syndication Agreement

STATE BANK OF INDIA, as Mandated Lead Arranger and Bookrunner

By:	/s/ Gopal Chakrapani
Name:	Gopal Chakrapani
Title:	Vice-President & Head (Credit)

Amendment, Restatement and

Syndication Agreement

SUMITOMO MITSUI BANKING CORPORATION, SINGAPORE BRANCH, as Mandated Lead Arranger and Bookrunner

By:	/s/ Yukihiro Fujikawa
Name:	Yukihiro Fujikawa
Title:	General Manager

Amendment, Restatement and

Syndication Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Mandated Lead Arranger and Bookrunner

By:	/s/ Elsie Choo
Name:	Elsie Choo
Title:	Senior Vice President & Head of Loan Syndications, South East Asia Asian Investment Banking Division

Amendment, Restatement and

Syndication Agreement

UBS AG HONG KONG BRANCH, as Mandated Lead Arranger and Bookrunner

By:	/s/ Guy Wylie
Name:	Guy Wylie
Title:	Managing Director

By:	/s/ Mohamed Atwani
Name:	Mohamed Atwani
Title:	Executive Director

Amendment, Restatement and

Syndication Agreement

CHINATRUST COMMERCIAL BANK, as Mandated Lead Arranger and Bookrunner

By:	/s/ James Yu
Name:	James Yu
Title:	Senior Vice President

By:	/s/ Angel Chen
Name:	Angel Chen
Title:	Vice President

Amendment, Restatement and

Syndication Agreement

BANK OF AMERICA, N.A., as an Existing Lender

By:	/s/ Ashish Sharma
Name:	Ashish Sharma
Title:	Director

Amendment, Restatement and

Syndication Agreement

CITIBANK, N.A., as an Existing Lender

By:	/s/ Benjamin Ng
Name:	Benjamin Ng
Title:	Authorized Signatory

Amendment, Restatement and

Syndication Agreement

JPMORGAN CHASE BANK, N.A., HONG KONG BRANCH, as an Existing Lender

By:	/s/ Richard Desai
Name:	Richard Desai
Title:	Executive Director

Amendment, Restatement and

Syndication Agreement

UBS AG, SINGAPORE BRANCH, as an Existing Lender

By:	/s/ Guy Wylie
Name:	Guy Wylie
Title:	Managing Director

By:	/s/ Mohamed Atwani
Name:	Mohamed Atwani
Title:	Executive Director

Amendment, Restatement and

Syndication Agreement

BNP PARIBAS HONG KONG BRANCH, as a New Lender

By:	/s/ Martin McGovern
Name:	Martin McGovern
Title:	Head of Acquisition & Leveraged Finance, Asia Pacific

By:	/s/ Didier Leblanc
Name:	Didier Leblanc
Title:	Head of Loan Syndication, Asia Pacific

Amendment, Restatement and

Syndication Agreement

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a New Lender

By:	/s/ Antoine Nguyen
Name:	Antoine Nguyen
Title:	Director

By:	/s/ Jean-Pierre Raynaud
Name:	Jean-Pierre Raynaud
Title:	Senior Country Officer

Amendment, Restatement and

Syndication Agreement

DBS BANK LTD., LOS ANGELES AGENCY as a New Lender

By:	/s/ James McWalters
Name:	James McWalters
Title:	General Manager

Amendment, Restatement and

Syndication Agreement

NATIXIS, HONG KONG BRANCH, as a New Lender

By:	/s/ Eva Fung
Name:	Eva Fung
Title:	Acquisition & Strategic Finance

By:	/s/ Nicolas Farman
Name:	Nicolas Farman
Title:	Acquisition & Strategic Finance

Amendment, Restatement and

Syndication Agreement

STANDARD CHARTERED BANK, as a New Lender

By:	/s/ Anuj Mathur
Name:	Anuj Mathur
Title:	Director, OCC

Amendment, Restatement and

Syndication Agreement

STATE BANK OF INDIA, as a New Lender

By:	/s/ Gopal Chakrapani
Name:	Gopal Chakrapani
Title:	Vice-President & Head (Credit)

Amendment, Restatement and

Syndication Agreement

SUMITOMO MITSUI BANKING CORPORATION, SINGAPORE BRANCH, as a New Lender

By:	/s/ Yukihiro Fujikawa
Name:	Yukihiro Fujikawa
Title:	General Manager

Amendment, Restatement and

Syndication Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., SINGAPORE BRANCH, as a New Lender

By:	/s/ R. K. Mangla
Name:	R. K. Mangla
Title:	Corporate Finance & Business Promotion

Amendment, Restatement and

Syndication Agreement

CHINATRUST COMMERCIAL BANK, as a New Lender

By:	/s/ James Yu
Name:	James Yu
Title:	Senior Vice President

By:	/s/ Angel Chen
Name:	Angel Chen
Title:	Vice President

Amendment, Restatement and

Syndication Agreement

ANNEX 1

AMENDED AND RESTATED CREDIT AGREEMENT